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                                                                     EXHIBIT 10i

Name of Offeree:                                            Agreement No:
               ----------------------                                    -------




                             SUBSCRIPTION AGREEMENT

         Triple I Corporation, a Delaware corporation (the "Corporation"), is offering for sale to institutions and individuals who are "Accredited Investors" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, a minimum of 500,000 shares ("Minimum Offering") and a maximum of 2,000,000 shares ("Maximum Offering") of its Common Stock, $.01 par value per share (the "Shares"), at a purchase price of $1.00 per share (the "Offering").

         Upon receipt of subscriptions to purchase the Minimum Offering the Corporation, will merge (the "Merger") with Orbis, Inc., a publicly held Rhode Island corporation ("Orbis"). The Corporation was incorporated in October 1992 as a successor corporation to a designer, manufacturer and marketer of automated optical vision and industrial imaging systems for inspection and identification of defects in printed circuit boards. Orbis is the continuation of two Rhode Island corporations, Information Systems, Inc., incorporated in 1971, and Dataman, Inc., incorporated in 1973. In March 1987, Orbis completed a public offering of 1,000,000 shares of its Common Stock, $.01 par value per share, at an offering of $2.50 per share. Orbis has been a shell corporation and has not had material revenue from any operations since 1992.

         The Merger will take place immediately prior to the initial closing of the Offering. As part of the Merger, all of the Corporation's securities will be exchanged for similar securities of Orbis, on a one-for-one basis. UPON COMPLETION OF THE MERGER, ORBIS HAS AGREED WITH THE CORPORATION TO CHANGE ITS NAME TO INDUSTRIAL IMAGING CORPORATION, WHICH SHALL CONTINUE TO OPERATE AND CONDUCT THE BUSINESS OF THE CORPORATION. ACCORDINGLY, SUBSCRIBERS IN THIS OFFERING WILL RECEIVE STOCK CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF INDUSTRIAL IMAGING CORPORATION.

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                          FOR ACCREDITED INVESTORS ONLY
                          -----------------------------







                             SUBSCRIPTION AGREEMENT
                             ----------------------



             Private Placement of a minimum of 500,000 Shares and a
                  maximum of 2,000,000 Shares of Common Stock,
                 $.01 value per share, of Triple I Corporation

         (a)      Number of Shares subscribed for

         (b)      Total Subscription Price
                  (multiply (a) by $1.00 per Share)

         THE UNDERSIGNED ("Subscriber") hereby subscribes for the number of Shares of Common Stock, $.01 par value per share (the "Shares"), offered by Triple I Corporation (the "Corporation"), a Delaware corporation, set forth in
(a) above. The Subscriber hereby agrees to pay the amount set forth in (b) above upon execution of this Agreement, subject to and in accordance with the following terms and conditions.

         THE SUBSCRIBER UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES OF THE CORPORATION IS HIGHLY SPECULATIVE, AND SHOULD CAREFULLY CONSIDER THE IMPACT OF THE RISK FACTORS AND DILUTION IDENTIFIED IN THE CORPORATION'S CONFIDENTIAL PRIVATE OFFERING MEMORANDUM, DATED NOVEMBER 7, 1995 (THE "MEMORANDUM").

SECTION 1.  SUBSCRIPTION FOR SHARES

         1.1 Subscriber hereby deposits with the Union Bank & Trust, Denver, Colorado, the amount set forth in (b) above via wire transfer or certified or bank check payable to "Schneider Securities, Inc., in favor of Triple I Corporation." Should this Subscription Agreement not be accepted by the Company or the terms and conditions of this Offering not be satisfied, the funds deposited herewith shall be returned to Subscriber without interest accrued thereon, net of bank fees.

         1.2 Upon receipt and acceptance by the Corporation of subscriptions for a minimum of 500,000 Shares or $500,000 (the "Minimum Offering") under this Agreement, there shall be an initial closing (the "Initial Closing") of the purchase of the Shares. Immediately prior to the Initial Closing, the Corporation will merge with Orbis, Inc., a publicly-held Rhode Island corporation ("Orbis"). As part of the merger by and between the Corporation and Orbis, Orbis will change its

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name to Industrial Imaging Corporation, which shall continue to operate the business of the Corporation as described in the Memorandum. In the merger, all of the Corporation's securities will be exchanged for similar securities of Industrial Imaging Corporation, on a one-for-one basis.

         The Subscriber acknowledges that the Shares of Common Stock purchased hereunder shall be shares of Common Stock, $.01 par value per share, of Industrial Imaging Corporation. Accordingly, the Subscriber shall receive within five (5) days after the relevant closing a stock certificate representing the Shares of Common Stock of Industrial Imaging Corporation. Such shares shall be registered in the Subscriber's name as set forth in the applicable purchaser questionnaire completed and executed by the Subscriber in connection herewith. Thereafter, one or more additional closings may take place (collectively, the "Closings") until all Shares are subscribed for or until the Offering terminates, in accordance with the terms as set forth in the Memorandum. The Shares issued hereunder, when delivered to the Subscriber in accordance with the terms hereof, shall be duly authorized by appropriate corporate action and shall constitute validly issued and outstanding securities of the Corporation.

         1.3 Subscriber hereby understands and agrees that the Corporation reserves the right to reject this subscription for the Shares, as a whole or in part, and at any time, notwithstanding prior receipt by Subscriber of notice of acceptance by the Corporation of the Subscription, if in the Corporation's judgment it deems such action to be in the best interest of the Corporation. In the event of rejection of this Subscription, or a portion thereof, or if the Minimum Offering is not completed, said payment will promptly be returned to Subscriber, in accordance with Section 1.1 of this Agreement, and this Subscription Agreement shall have no force or effect. If this subscription is accepted, then upon closing the funds specified above shall be deposited in the general account of the Corporation and the Shares will be delivered to Subscriber in accordance with Section 1.2.

         1.4 Subscriber agrees that he will not transfer or assign this Subscription Agreement or any of Subscriber's interest herein. Subscriber may not cancel, terminate or revoke this Subscription Agreement, and this Subscription Agreement will be binding upon Subscriber's successors and assigns.

         1.5 The Subscriber undertakes to execute and deliver to the Corporation within five (5) days after receipt of the Corporation's request therefor, such further designations, powers of attorney, proxies, consents, and other instruments as the Corporation deems necessary or appropriate to carry out the provisions of this Agreement, and the merger by and between the Corporation and Orbis.

         1.6 The Subscriber acknowledges that the Shares are being sold to him pursuant to exemptions from the registration provisions of the Securities Act of 1933, as amended (the "Act") and the securities laws of the state of his legal residence, in reliance upon the representations made by the Subscriber herein.

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SECTION 2.  REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGEMENTS OF  SUBSCRIBERS

         The Subscriber acknowledges that the Corporation is offering the Shares in reliance upon the representations, warranties, and other information presented by the Subscriber herein. The Subscriber undertakes to notify the Corporation immediately of any changes in any of the representations, warranties, and other information contained herein. In order to induce the Corporation to accept the subscription made hereby, the Subscriber hereby represents, warrants and acknowledges to the Corporation as follows:

         2.1 Sophistication. The Subscriber represents that he (i) is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Act and shall confirm such by completing the applicable Questionnaire attached hereto and made a part hereto, (ii) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of acquisition of the Shares and of making an informed investment decision with respect thereto, and (iii) has the net worth required of investors in the offering and his financial condition is such that he is able to bear and understands all risks and risk factors of holding the Shares for an indefinite period of time and losing his entire investment, each of which is more fully described in the "Investor Suitability Requirements" and "Risk Factors" sections of the Memorandum.

         2.2 Access to Information. The Subscriber acknowledges that he, his legal counsel, investment advisor or other representatives, if any, have been given access through meetings with representatives of the Corporation to current and other information about the Corporation as well as an opportunity to ask questions of the Corporation's officers and directors about the information to which he and his representatives have been given access. The Subscriber or his legal counsel or investment advisor has been given a full opportunity to ask questions of, and to receive answers from, the Company and its officers and directors concerning the terms and conditions of the offering and the business of the Corporation and to obtain additional information necessary to verify the accuracy of the information concerning the Corporation, or such other information as desired in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the undersigned.

         2.3 Risk Factors. The Subscriber recognizes that the purchase of Shares hereunder involves a high degree of risk in that (i) the market for the sale of these Shares is limited and, as such, the Subscriber may not be able to liquidate his investment; (ii) transferability of these Shares, if at all possible, is extremely limited; and (iii) in the event of a disposition of these Shares, Subscriber could sustain the loss of his entire investment. In addition, the Subscriber recognizes additional risks, including but not limited to, those set forth in the Memorandum.

         2.4 Investment Representation. The Subscriber represents that he is acquiring the Shares hereunder for his own account and not with a view to reselling or otherwise distributing such Shares in violation of any federal securities laws and understands and agrees that the Shares to be issued hereunder are restricted on transfer and must be held unless they are registered under the Act or an

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exemption from registration is available, and the Corporation has received an opinion of counsel, in form and substance satisfactory to it, to such effect. No assurance can be given that the Corporation will be able to make available to the public at any time in the future information necessary to enable security holders to make routine sales of Shares pursuant to Rule 144 under the Act.

         2.5 Restrictions on Transfer. Each Subscriber agrees that the Shares purchased hereunder may only be transferred if registered under the Act or pursuant to an exemption from such registration requirements. The Subscriber understands that compliance with an applicable exemption under the Act may be required for a sale or other disposition of shares that are not registered under the Act. The Subscriber agrees that the following legend may be placed on any certificates evidencing the Shares purchased herein:

         "The securities represented by the certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         Each Subscriber understands that, so long as the legend may remain on the certificates representing the Shares sold hereby, the Corporation may maintain appropriate "stop transfer" orders with respect to such shares on its books and records and with those to whom it may delegate registrar and transfer functions. Subject to the approval of counsel for the Corporation, which approval shall not be unreasonably withheld, each Subscriber shall be entitled to replacement certificates without the legend provided in this paragraph hereof upon receipt by the Corporation of a favorable opinion from counsel reasonably satisfactory in form and substance to the Corporation that the removal of such legend is not in violation of either the Act and the rules and regulations thereunder or applicable provisions of state securities laws.

         2.6 Authority. The Subscriber represents that he has full legal power and authority to enter into this Subscription Agreement and to purchase the Shares.

         2.7 Valuation of the Shares. The Subscriber understands that the valuation placed upon the Shares has been determined by negotiations between the Corporation and the Placement Agent, and does not necessarily bear any relationship to traditionally accepted criteria of value such as the Company's asset value, earnings or book value. The Subscriber represents that he has independently evaluated the fairness of the offering price for the Shares.

         2.8 Decision to Invest. In making his decision to purchase the Shares herein subscribed for, the Subscriber has relied solely upon the information about the Corporation provided to the Subscriber and upon independent investigations made by him, or his legal counsel or investment advisor. He is not relying on any representations or warranties from the Corporation or any of its

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

officers, directors, affiliates, employees or agents other than the information provided by the Corporation to him in this offering. The Subscriber has consulted with his own legal counsel, accountant, and investment representative as to tax and related matters concerning the Corporation and investments therein; no representations or warranties of any kind are intended or should be inferred concerning any economic returns or tax related effects which may result from an investment in the Corporation. No assurances are given that existing tax laws will not be changed or interpreted adversely to the Subscriber. In addition, he is not subscribing pursuant hereto for any Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to, or pursuant to, any of the foregoing.

         2.9 Unregistered Securities. The Subscriber understands that the Shares have not been registered under the Act in reliance upon specific exemptions from registration thereunder, and understands that it is not anticipated that there will be any market for resale of the Shares and that it may not be possible for the undersigned to liquidate an investment in the Shares on an emergency basis.

         2.10 No State Review. The Subscriber acknowledges that the Shares are being sold pursuant to exemptions from the registration requirements of the state indicated as the Subscriber's state of residence, that no securities commission or regulatory authority has approved, passed upon, or endorsed the merits of this Offering, nor is it intended that any such agency will do so. Any representation to the contrary is unlawful.

         2.11 State Residence Status. The Subscriber represents that he is a resident and domiciliary (not a temporary or transient resident) of the state, county, and country set forth in the attached Questionnaire, and has no present intention to become a resident of any other jurisdiction, and all communications, written or oral, concerning the Shares have been directed to the Subscriber in, and received by the Subscriber in, such state jurisdiction.

         2.12 No Representation Regarding the Corporation's Results of Operations. There has never been represented, guaranteed, or warranted to the Subscriber by any broker, the Corporation, its officers, directors or agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Corporation's operations; and (ii) that the past performance or experience on the part of the management of the Corporation, or of any other person, will in any way result in profitable operations of the Corporation.

         2.13 Subscription. The Subscriber understands that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

         2.14 Subscriber's Understanding. The Subscriber has read and understands the written material supplied by the Corporation, including the Memorandum, and understands the meaning and

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legal consequences of the Agreement and the representations and warranties made herein. This Agreement contains the complete understanding between Subscriber and the Corporation and no representative of the Corporation or any other person has any power or authority to change or alter the terms hereof. This Agreement is subject to acceptance by the Corporation, which may accept or reject subscriptions in whole or in part, in its sole discretion, and is not assignable without the written consent of the Corporation.

         2.15 Subscriber's Consent to Merger. The Subscriber acknowledges that upon receipt of subscriptions to purchase the Minimum Offering the Corporation will merge with Orbis, Inc., a publicly-held Rhode Island corporation ("Orbis"). The merger will take place immediately prior to the Initial Closing. As part of the Merger, all of the Corporation's securities will be exchanged for similar securities of Orbis, on a one-for-one basis. UPON COMPLETION OF THE MERGER, ORBIS HAS AGREED WITH THE CORPORATION TO CHANGE ITS NAME TO INDUSTRIAL IMAGING CORPORATION, WHICH SHALL CONTINUE TO OPERATE AND CONDUCT THE BUSINESS OF THE CORPORATION. ACCORDINGLY, SUBSCRIBERS IN THIS OFFERING WILL RECEIVE STOCK CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF INDUSTRIAL IMAGING CORPORATION. The exchange of securities and the Merger are more fully described in the Memorandum, and the Subscriber hereby acknowledges, consents, and agrees to such transactions.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation hereby represents and warrants to the Subscribers that as of the date hereof, except as otherwise set forth herein:

         3.1 Organization and Corporate Power. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where failure so to qualify would not have a material adverse effect on the Corporation. The Corporation has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement and generally to carry out the transactions contemplated hereby. The Corporation is not in violation of any term of its Articles of Organization or its Bylaws, or any material instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Corporation.

         3.2 Authorization. This Agreement, and all documents and instruments executed pursuant hereto, are legal, valid and binding obligations of the Corporation, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights and remedies and to the exercise of judicial discretion in accordance with general principles of equity. The execution, delivery and performance of this Agreement and the issuance of the shares of Common Stock have been duly authorized by all necessary corporate or other action of the Corporation.

                                       -7-

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SECTION 4.     REPRESENTATIONS AND WARRANTIES OF ORBIS, INC., TO BE
               KNOWN IN THE FUTURE AS INDUSTRIAL IMAGING CORPORATION

         Orbis, Inc. ("Orbis") hereby represents and warrants to the Subscribers that as of the date hereof, except as otherwise set forth herein:

         4.1 Organization and Corporate Power. Orbis is a corporation duly organized, validly existing and in good standing under the laws of the State of Rhode Island, and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where failure so to qualify would not have a material adverse effect on Orbis. Orbis has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement and generally to carry out the transactions contemplated hereby. Orbis is not in violation of any term of its Articles of Organization or its Bylaws, or any material instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to Orbis.

         4.2 Authorization. This Agreement, and all documents and instruments executed pursuant hereto, are legal, valid and binding obligations of Orbis, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights and remedies and to the exercise of judicial discretion in accordance with general principles of equity. The execution, delivery and performance of this Agreement and the issuance of the shares of Common Stock have been duly authorized by all necessary corporate or other action of Orbis.

         4.3 SEC Reports and Financial Statements. Each of Orbis and its Subsidiaries has filed all required forms, reports and documents with the SEC since January 1, 1992 (collectively, the "SEC Reports"), each of which has complied as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act. None of the SEC Reports, including, without limitation, any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of Orbis included in its Annual Reports on Form 10-K for each of the two fiscal years ended March 31, 1993 and 1994 and its Quarterly Report on Form 10-Q for its fiscal quarters ended June 30, and September 30, 1995 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Orbis and its Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments and the addition of footnotes in the case of any unaudited financial statements).

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SECTION 5.  REGISTRATION RIGHTS

         5.1      Demand Registration Rights.

                  (a) The then holder(s) (the "Holders") of at least a majority of the shares sold in this Offering may request in writing one time, at any time from and after twelve (12) months after the final Closing Date of the Offering but not later than three (3) years from such date, that the Corporation effect the registration of the shares. Upon receipt of any such request, the Corporation shall, as expeditiously as practicable, use its best efforts to file the registration statement. Upon receipt of any such demand, the Corporation shall promptly notify all of the Holders that such registration statement will be filed and that the shares then held by the Holders (the "Registrable Shares") are eligible to be included in such registration statement at the Holder's request, which request must be made in writing within twenty (20) days of such notice. The Corporation will then, as expeditiously as practicable, use its best efforts to file a registration statement.

                  (b) The Corporation shall not be required to cause a registration statement pursuant to this Section 4.1 to become effective prior to ninety (90) days following the effective date of any other registration statement filed by the Corporation.

                  (c) In the case of any registration statement effected pursuant to this paragraph, the Corporation shall bear all additional registration and qualification fees and expenses (excluding underwriters' discounts and commissions). The Holders shall bear the expenses of underwriter's discounts and commissions pro-rata on the basis of the amount of Registrable Shares so registered. In addition, each selling Holder shall bear the fees and costs of any separate counsel it may select.

         5.2      Piggyback Registration Rights.

                  (a) On one occasion, if any, following the Closing that the Corporation contemplates a public offering (other than an offering on Form S-4 or S-8 or similar form) of shares of its Common Stock to be registered under the Securities Act, the Corporation shall so notify the Holders in writing of its intention to do so at least 30 days prior to the filing of a registration statement in respect of such offering. The Holders must give written notice to the Corporation, within 10 days of receipt of such notice from the Corporation, of their desire to have any of the Registrable Shares included in such registration statement, and may, subject to the provisions of this Section, have said Registrable Shares included in such registration statement.

                  Notwithstanding the foregoing, if the managing underwriter of any such offering, in its sole discretion, determines that the number of Registrable Shares proposed to be included in the registration statement and sold by the Holders would materially and adversely affect the successful marketing of the securities proposed to be registered and sold for the account of the Corporation, then the number of Registrable Shares to be offered for the account of the Holders shall be reduced (or, if necessary, excluded) to the extent necessary to reduce the total amount of the securities to be included in the offering to the amount recommended by the managing underwriter. The Corporation shall have the right to designate the managing underwriter in respect of a public offering pursuant to this paragraph.

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
                  The Corporation shall bear all expenses in connection with the registration of any such Registrable Shares, but the Corporation shall have no obligation to pay or otherwise bear any portion of the fees or disbursements of any special counsel which any Holder may retain in connection with the registration of the Registrable Shares, or any portion of the underwriter's commission, discounts and expenses attributable to the Registrable Shares being offered and sold by the holder or any taxes payable upon sale of the Registrable Shares.

                  (b) If at the time of any request to register the Registrable Shares pursuant to this Section 5.2(b), the Corporation is engaged or has fixed demonstrable plans to engage within 90 days of the time of the request in an underwritten public offering (other than on a Form S-4 or S-8) as to which any Holder may include such Holder's Registrable Shares pursuant to a Section 4 or is engaged in any other activity which, in the good faith determination of the Corporation's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Corporation, then the Corporation may, at its option, direct that if it effectuates the requested registration, the Holder shall agree not to publicly sell such registered Registrable Shares for such period of time as requested by the underwriter managing the public offering or by the Corporation's Board of Directors, but in any event not to exceed 90 days from the effectiveness of any such registration statement.

SECTION 6.  MISCELLANEOUS PROVISIONS

         6.1 Use of Speech. All pronouns contained herein and any variations thereof, shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

         6.2 Waiver. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement.

         6.3 Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties and supersedes any prior understanding or agreements concerning the subject matter hereof. This Agreement may be amended, modified, or terminated only by a written instrument signed by the Corporation and at least holders of two-thirds (2/3) of the Shares issued to the Subscribers hereunder.

         6.4 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the conflict of law principles thereof. Subscriber agrees that any disputes arising with respect to or in connection with this Agreement shall be finally decided in accordance with the rules of arbitration.

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


         6.6 Notices. All notices, requests, demands, and communications related to this Agreement will be deemed given if and when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

                  If to the
                  Corporation:           Industrial Imaging Corporation.
                                         847 Rogers Street
                                         Lowell, Massachusetts 01852
                                         Attention: Juan J. Amodei, President

                  With a copy to:        O'Connor, Broude & Aronson
                                         950 Winter Street, Suite 2300
                                         Waltham, Massachusetts 02154
                                         Attention:  Neil H. Aronson, Esquire

                  If to the

                  Subscriber:            At the address set forth in the
                                         Questionnaire attached hereto.

or, as to each of the foregoing, at such other address as shall be designated by the addressee in a written notice to the other parties complying as to delivery with the terms of this Section 6.6. Notwithstanding anything to the contrary contained in this Agreement, all notices, requests, demands and other communications shall be effective when received.

         6.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives and successors.

         6.8 Headings. Headings contained in this Agreement are only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provisions hereof.

         6.9 Unenforceability. If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, to the maximum extent permissible, such provision shall be deemed amended to conform to applicable laws. If such provision cannot be so amended without materially altering the intention of the parties, it shall be stricken and, to the extent possible, the remainder of this Agreement shall remain in full force and effect.

         6.10 Assignment. The Subscriber may not assign this Agreement or its rights hereunder without the Corporation's written consent.

         6.11 Multiple Subscribers. If more than one person is signing this Agreement, each representation, warranty, and undertaking stated herein shall be the joint and several representation, warranty, and undertaking of each such person.

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

         6.12 Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Corporation, its officers, directors, shareholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Subscriber and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach of any representation, warranty, or agreement made by Subscriber contained herein.

         6.13 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

         6.14 Acceptance of Subscription. The Corporation may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying Subscriber within a reasonable time thereafter.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]








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


         IN WITNESS WHEREOF, the undersigned parties have executed this Subscription Agreement as a sealed instrument as of the date written below.

                                       Triple I Corporation


                                       By:______________________________________
                                          Juan J. Amodei, President

                                       Orbis, Inc., to be known in the future as Industrial Imaging Corporation


                                       By:______________________________________
                                          Pasquale Ruggieri


Date:_____________________

NOTE: EACH SUBSCRIBER MUST COMPLETE, SIGN AND RETURN THE APPLICABLE SIGNATURE PAGE AND INVESTOR QUESTIONNAIRE PROVIDED ON THE ACCOMPANYING PAGES.

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